Commonwealth Annuity and Life Insurance Company

Separate Accounts D E F

Financial Statements

December 31, 2021

Commonwealth Annuity and Life Insurance Company

Separate Accounts D E F

Financial Statements

December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and Contract Owners of Separate Accounts D E F

Opinion on the Financial Statements

We have audited the accompanying statements of net assets for each of the sub-accounts of the Separate Accounts D E F (the “Separate Account”) of Commonwealth Annuity and Life Insurance Company (the “Company”), as of December 31, 2021, the related statements of operations and the statements of changes in net assets for the periods listed in the table below, and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts comprising the Separate Account of the Company as of December 31, 2021, and the results of their operations and the changes in their net assets for each of the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Sub-account	Statements of Net Assets as of	Statements of Operations	Statements of Changes in Net Assets
Columbia Corporate Income Fund - Class A	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.
Columbia Strategic Income Fund – Class A	December 31, 2021	For the year ended December 31, 2021.	For the year ended December 31, 2021.

The statements of changes in net assets presented for the year or period ended December 31, 2020 and the related notes, including the financial highlights, presented for each of the years or periods in the period ended December 31,2020 and prior, were audited by other auditors whose report, dated April 6, 2021, expressed an unqualified opinion on those financial statements.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021, by correspondence with each sub-account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 8, 2022

We have served as the auditor of one or more separate accounts of Commonwealth Annuity and Life Insurance Company since 2021.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co

Opinions on the Financial Statements

We have audited the accompanying statements of changes in net assets of each of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co indicated in the table below for the period indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the changes in net assets of each of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Columbia Corporate Income Fund (1)	Columbia Strategic Income Fund (1)
(1) Statement of changes in net assets for the year ended December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Commonwealth Annuity and Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whetherthe financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, www.pwc.com/us

Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodian of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Boston, Massachusetts
April 6, 2021

We have served as the auditor of one or more of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co since at least 1994. We have not been able to determine the specific year we began serving as auditor of one or more of the Sub-Accounts of Separate Accounts D E F of Allmerica Financial Life Ins and Annuity Co.

Separate Accounts D E F

Statements of Net Assets

December 31, 2021

	Columbia Corporate Income Fund	Columbia Strategic Income Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$14,278	$391,849
Net assets	$14,278	$391,849

Net assets by category:
Accumulation reserves	$—	$375,792
Payout reserves	14,278	16,057
Net assets	$14,278	$391,849

Units outstanding, December 31, 2021	1,254	27,172

Investments in shares of the Underlying Funds, at cost	$13,717	$405,549
Underlying Fund shares held	1,339	15,981

The accompanying notes are an integral part of these financial statements.

Separate Accounts D E F

Statements of Operations

For the Year Ended December 31, 2021

	Columbia Corporate Income Fund	Columbia Strategic Income Fund
INVESTMENT INCOME:
Dividends	$306	$11,309

EXPENSES:
Mortality and expense risk fees	175	4,358
Administrative expense fees	—	—
Total expenses	175	4,358

Net investment income (loss)	131	6,951

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	301	4,422
Net realized gain (loss) from sales of investments	281	(108)
Net realized gain (loss)	582	4,314
Change in unrealized gain (loss)	(1,069)	(9,493)
Net realized and unrealized gain (loss)	(487)	(5,179)
Net increase (decrease) in net assets from operations	$(356)	$1,772

The accompanying notes are an integral part of these financial statements.

Separate Accounts D E F

Statements of Changes in Net Assets

For the Years Ended December 31, 2021 and 2020

	Columbia Corporate Income Fund		Columbia Strategic Income Fund
	2021	2020	2021	2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss)	$131	$210	$6,951	$8,476
Net realized gain (loss)	582	1,145	4,314	(550)
Change in unrealized gain (loss)	(1,069)	284	(9,493)	14,111
Net increase (decrease) in net assets from operations	(356)	1,639	1,772	22,037

FROM CONTRACT TRANSACTIONS:
Net purchase payments	—	—	—	—
Terminations and withdrawals	—	—	—	—
Contract benefits	(4,457)	(4,471)	(4,503)	(4,333)
Contract charges	—	—	—	—
Net transfers between Sub-Accounts	1,475	2,976	2,990	3,600
Other transfers from (to) the General Account	(3)	(95)	7	(666)
Net increase (decrease) in net assets from Contract transactions	(2,985)	(1,590)	(1,506)	(1,399)
Net increase (decrease) in net assets	(3,341)	49	266	20,638

NET ASSETS:
Beginning of year	17,619	17,570	391,583	370,945
End of year	$14,278	$17,619	$391,849	$391,583

The accompanying notes are an integral part of these financial statements.

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 1 - Organization

Separate Accounts D E F of Allmerica Fin Life Ins & Annu Co (“Separate Accounts D E F“ or the “Separate Account”), which is a funding vehicle for the Colonial AVA variable annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on February 21, 1978, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain variable annuity contracts (the “Contracts”) issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. Effective February 1, 2021, GAFG became a majority-owned subsidiary of KKR & Co., Inc. Separate Account F was closed in December, 2007.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account. Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund.  Two Sub-Accounts were offered by the Separate Account during 2021, all of which had activity.

Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund group:

Fund Group

Columbia Funds Series Trust I

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
Columbia Corporate Income Fund	Class A
Columbia Strategic Income Fund	Class A

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services - Investment Companies". The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 2 - Summary of Significant Accounting Policies (Continued)

Subsequent Events

For the year ended December 31, 2021, Commonwealth Annuity evaluated subsequent events through April 8, 2022; the issuance date of the financial statements. No subsequent events required disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.
Level 2

Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Annuitized Contracts

Net assets allocated to Contracts in the payout phase (“Payout Reserves”) involving life contingencies are computed according to either the 1983A, Annuity 2000, or 2012 IAR mortality tables. The assumed investment return is 3.5

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 2 - Summary of Significant Accounting Policies (Continued)

percent. The mortality risk is fully borne by Commonwealth Annuity and may result in greater amounts being transferred into the Separate Account by Commonwealth Annuity to cover greater than expected longevity of annuitants. Conversely, if amounts allocated exceed amounts required, transfers may be made to Commonwealth Annuity.

Statements of Changes in Net Assets

Contract owners may allocate their Contract values to variable investment options in the Separate Account. Entering the payout phase Contract owners may elect to transfer their Contract values to the Fixed Account. The Fixed Account is part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Contract owners under the Contracts reduced by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Contract owners and beneficiaries made under the terms of the Contracts and amounts that Contract owners have requested to be withdrawn and paid to them. Contract charges are deductions from Contract values for optional rider benefits and annual Contract fees. Contract benefits are payments made to Contract owners and beneficiaries under the terms of the Contracts. Net transfers between Sub-Accounts are amounts that Contract owners have directed to be moved among variable Sub-Accounts. Other transfers from (to) the General Account include certain transfers from and to Contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2021.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

Commonwealth Annuity assesses a charge to compensate for certain mortality and expense risks it has assumed. The mortality risk assumed by Commonwealth Annuity is that annuitants may live for a longer time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of benefit payments greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges provided in the Contracts. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. This charge is made during the accumulation phase and the annuity payout phase.

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 3 - Expenses and Related Party Transactions (Continued)

Commonwealth Annuity may also charge other one-time fees for certain Contract transactions, which are not listed in the following table.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Contracts (“Individual Contract”). Current fees and charges are summarized in the following table.

Colonial AVA
Mortality and Expense Risk
Frequency	Daily
Deduction Method	Unit Fair Value
Rate (Annual)	1.10%

The Contracts provide that a surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged was determined by the length of time the Contract has been in force. The maximum charge did not exceed 7% of the amount surrendered or redeemed. All Contracts are now beyond the surrender charge period.

Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

The disclosures above summarize fees and charges. There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Contract terms.

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

		2021			2020
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Columbia Corporate Income Fund	131	(393)	(262)	266	(406)	(140)
Columbia Strategic Income Fund	207	(311)	(104)	263	(321)	(58)

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2021 were as follows:

Investment Portfolios	Purchases	Sales
Columbia Corporate Income Fund	$1,992	$4,545
Columbia Strategic Income Fund	17,225	7,357

Separate Accounts D E F

Notes To Financial Statements

December 31, 2021

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Columbia Corporate Income Fund
2021	1,254	11.38	14,278	1.92	1.10	(2.07)
2020	1,516	11.62	17,619	2.33	1.10	9.52
2019	1,656	10.61	17,570	2.97	1.10	13.84
2018	1,786	9.32	16,641	2.89	1.10	(4.80)
2017	1,768	9.79	17,306	2.48	1.10	7.82
Columbia Strategic Income Fund
2021	27,172	14.42	391,849	2.87	1.10	0.42
2020	27,276	14.36	391,583	3.41	1.10	5.82
2019	27,334	13.57	370,945	3.76	1.10	9.00
2018	27,489	12.45	342,288	3.44	1.10	(2.05)
2017	35,364	12.71	449,493	2.91	1.10	4.95

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2021 and 2020 and for the Years Ended

December 31, 2021, 2020 and 2019 and Supplemental Information

for the Year Ended December 31, 2021

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Independent Auditors’ Report	3
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus	8
Statutory Statements of Operations	9
Statutory Statements of Changes in Capital and Surplus	10
Statutory Statements of Cash Flows	11
Notes to Financial Statements - Statutory Basis	13

Supplementary Information	73
Supplemental Schedule of Selected Statutory Basis Financial Data	74
Supplemental Schedule of Investment Risk Interrogatories	78
Summary Investment Schedule	83
Supplemental Schedule of Reinsurance Disclosures	84

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Commonwealth Annuity and Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for the year ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the 2021 statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the 2021 statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021, or the results of its operations or its cash flows for the year then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Predecessor Auditors’ Opinion on 2020 Statutory-Basis Financial Statements

The statutory-basis financial statements of the Company as of December 31, 2020 and for the years ended December 31, 2020 and 2019, were audited by other auditors whose report, dated March 31,

2021, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•                  Exercise professional judgment and maintain professional skepticism throughout the audit.

•                  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•                  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•                  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•                  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control—related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2021 audit was conducted for the purpose of forming an opinion on the 2021 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory basis financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2021, are presented for purposes of additional analysis and are not a required part of the 2021 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2021 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2021 statutory-basis financial statements as a whole.

March 30, 2022

Report of Independent Auditors

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying statutory financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020, and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the years ended December 31, 2020 and 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020, or the results of its operations or its cash flows for the years ended December 31, 2020 and 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020, and the results of its operations and its cash flows for the years ended December 31, 2020 and 2019, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Boston, Massachusetts

March 31, 2021

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2021 and 2020

(Dollars in thousands, except share data)	Notes	2021	2020
ASSETS
Bonds	3,4	$38,840,212	$30,093,677
Preferred stocks	3,4	49,194	34,828
Affiliated common stock	3,4	3,433,249	2,907,062
Unaffiliated common stock	3,4	22,520	17,707
Mortgage loans	3,4	8,633,559	2,548,289
Other invested assets including receivables for securities	3,4	696,020	297,010
Cash, cash equivalents, and short term investments	3,4	1,369,107	1,625,824
Policy loans	3,4	341,692	358,401
Derivatives	3,4	167,740	96,545
Subtotal, cash and invested assets		53,553,293	37,979,343
Investment income due and accrued		334,919	268,507
Premiums due and deferred	8	2,287	4,514
Reinsurance receivable		729,590	270,655
Receivables from parent, subsidiaries and affiliates, net		1,423	—
Net deferred tax asset	6	216,355	203,450
Current federal and foreign tax recoverable		112,867	16,973
Deposit accounting receivable		2,773,219	1,753,416
Other assets	15	32,272	31,687
Separate account assets	17	2,360,858	2,235,210
Total admitted assets		$60,117,083	$42,763,755

LIABILITIES
Funds held under reinsurance treaties		$41,151,992	$23,800,321
Aggregate reserve for life policies and contracts	9	7,447,970	6,784,271
Aggregate reserve for accident and health policies		215,501	2,074,004
Deposit funds and other contract liabilities		796,350	778,330
Claims payable		9,828	42,505
Dividends payable to policyholders		421	451
Interest maintenance reserve		66,608	206,105
General expenses and commissions payable		8,161	7,170
Reinsurance payables		700,151	298,984
Transfers from separate accounts due or accrued		(22,183)	(24,161)
Taxes, licenses and fees payable		1,386	(325)
Asset valuation reserve		185,803	91,432
Derivative collateral	3,4	139,859	57,790
Deposit contracts payable		2,970,762	2,934,641
Other liabilities	15	195,459	104,898
Payable to parent, subsidiaries and affiliates, net		—	5,676
Separate account liabilities	17	2,360,858	2,235,210
Total liabilities		$56,228,926	$39,397,302

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		2,500,011	1,860,011
Unassigned surplus		565,575	683,871
Surplus notes		820,000	820,000
Other		45	45
Total capital and surplus	11	3,888,157	3,366,453
Total liabilities, capital, and surplus		$60,117,083	$42,763,755

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)	Notes	2021	2020	2019
REVENUE
Premiums and annuity considerations		$(710,085)	$5,829,791	$1,591,832
Net investment income	4	1,436,797	933,845	717,963
Amortization of interest maintenance reserve	4	23,227	18,721	8,937
Commissions, expense allowances and reserve adjustments on reinsurance ceded		60,827	(254,916)	135,915
Investment management and administration fees from separate accounts		37,437	37,146	39,479
Policyholder fee income		40,710	42,775	41,875
Other income	15	30,491	(53,130)	47,966
Total revenue		$919,404	$6,554,232	$2,583,967

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		384,292	235,537	308,594
Annuity payments		188,130	207,676	121,007
Death benefits		50,330	51,274	52,814
Disability benefits		52,153	35,516	1,413
Supplementary contracts		2	39	32
Change in policy reserves, deposit funds and other contract liabilities		(1,194,804)	5,543,921	1,369,868
Total benefits		(519,897)	6,073,963	1,853,728
Commissions on premiums, annuity considerations and deposit liabilities		5,092	4,923	5,963
Change in loading expenses	8	(59)	(151)	(86)
Commissions and expense allowances on reinsurance assumed		178,750	(297,782)	143,818
General insurance expenses		128,182	101,894	83,420
Insurance taxes, licenses and fees	6	5,018	3,947	3,550
Net transfers to/(from) separate accounts	17	(64,471)	(60,361)	(62,094)
Change in reserve - modified coinsurance and funds withheld adjustment		1,100,195	684,684	408,871
Total benefits and expenses		832,810	6,511,117	2,437,170

Net income from operations before dividends, federal income taxes and realized capital gains		86,594	43,115	146,797

Dividends to policyholders		1,048	1,192	1,316

Net income from operations before federal income taxes and realized capital gains		85,546	41,923	145,481

Federal and foreign income tax (benefit)	6	64,116	99,231	46,008

Net income from operations before realized capital gains		21,430	(57,308)	99,473

Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		(40,278)	128,033	(131,949)

Net income (loss)		$(18,848)	$70,725	$(32,476)

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2018	$2,526	$1,420,011	$820,000	$45	$568,513	$2,811,095

Net income	—	—	—	—	(32,476)	(32,476)
Change in net unrealized capital gains	—	—	—	—	(26,313)	(26,313)
Unrealized foreign exchange capital loss	—	—	—	—	—	—
Change in net deferred income tax	—	—	—	—	4,210	4,210
Change in non-admitted assets	—	—	—	—	(8,977)	(8,977)
Change in unauthorized reinsurance	—	—	—	—	(730)	(730)
Change in asset valuation reserve	—	—	—	—	7,790	7,790
Capital contribution	—	100,000	—	—	—	100,000
Change as a result of reinsurance	—	—	—	—	(8,763)	(8,763)
Change in surplus note	—	—	—	—	—	—
Dividend to stockholders	—	—	—	—	—	—
Balance at December 31, 2019	2,526	1,520,011	820,000	45	503,254	2,845,836

Net income	—	—	—	—	70,725	70,725
Change in net unrealized capital gains	—	—	—	—	20,279	20,279
Unrealized foreign exchange capital loss	—	—	—	—	—	—
Change in net deferred income tax	—	—	—	—	162,315	162,315
Change in non-admitted assets	—	—	—	—	6,598	6,598
Change in unauthorized reinsurance	—	—	—	—	(466)	(466)
Change in asset valuation reserve	—	—	—	—	(46,550)	(46,550)
Capital contribution	—	340,000	—	—	—	340,000
Change as a result of reinsurance	—	—	—	—	38,252	38,252
Change in surplus note	—	—	—	—	—	—
Dividend to stockholders	—	—	—	—	—	—
Other changes to capital and surplus	—	—	—	—	(70,536)	(70,536)
Balance at December 31, 2020	2,526	1,860,011	820,000	45	683,871	3,366,453

Net income	—	—	—	—	(18,848)	(18,848)
Change in net unrealized capital gains	—	—	—	—	1,197	1,197
Unrealized foreign exchange capital loss	—	—	—	—	(82)	(82)
Change in net deferred income tax	—	—	—	—	35,158	35,158
Change in non-admitted assets	—	—	—	—	1,931	1,931
Change in unauthorized reinsurance	—	—	—	—	1,568	1,568
Change in asset valuation reserve	—	—	—	—	(94,371)	(94,371)
Capital contribution	—	640,000	—	—	—	640,000
Change as a result of reinsurance	—	—	—	—	(45,852)	(45,852)
Change in surplus note	—	—	—	—	—	—
Dividend to stockholders	—	—	—	—	—	—
Other changes to capital and surplus	—	—	—	—	1,003	1,003
Balance at December 31, 2021	2,526	2,500,011	820,000	45	565,575	3,888,157

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)	2021	2020	2019
CASH FROM OPERATIONS
Premiums and annuity considerations	$4,988,326	$3,618,218	$1,198,050
Net investment income	1,467,384	921,223	712,558
Other income	(56,477)	(146,625)	240,515
Claims, surrenders and other benefits	(301,020)	(436,840)	(1,094,262)
Commissions and expenses paid	(1,374,433)	(161,581)	(126,544)
Surplus note interest	(51,250)	(51,250)	(40,858)
Dividends paid to policyholders	(1,078)	(1,247)	(1,351)
Net transfers from separate accounts	66,449	65,253	34,383
Federal income taxes recovered / (paid)	(58,933)	(157,496)	(74,872)
Net cash from operations	4,678,968	3,649,655	847,619

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	27,036,830	6,429,109	4,873,405
Stocks	31,308	104,590	—
Mortgage loans	786,377	104,605	278,406
Other invested assets	130,213	12,620	185,233
Derivatives	—	190,419	81,274
Total investment proceeds	27,984,728	6,841,343	5,418,318
Cost of investments acquired
Bonds	(24,806,270)	(7,963,076)	(5,130,444)
Stocks	(423,698)	(264,297)	(2,950)
Mortgage loans	(6,353,783)	(1,141,809)	(344,873)
Derivatives	—	—	(180,484)
Other invested assets	(737,550)	(83,408)	(112,630)
Total cost of investments acquired	(32,321,301)	(9,452,590)	(5,771,381)
Net change in policy loans	16,709	15,882	12,842
Net cash from investments	(4,319,864)	(2,595,365)	(340,221)

CASH FROM FINANCING AND OTHER SOURCES
Surplus Notes, capital notes	—	—	—
Capital and paid in surplus, less treasury stock	640,000	340,000	100,000
Dividends to stockholders	—	—	—
Net deposits / (withdrawals) on deposit type contracts	18,021	55,229	(38,500)
Net change in derivative collateral	82,238	(33,120)	7,500
Net change in funds held for reinsurers	(687,765)	(457,414)	(864,037)
Other cash provided / (applied)	(668,315)	(32,078)	(35,561)
Net cash from financing and other sources	(615,821)	(127,383)	(830,598)
Net change in cash, cash equivalents, and short term investments	(256,717)	926,907	(323,200)
Beginning of the year	1,625,824	698,917	1,022,117
End of the year	$1,369,107	$1,625,824	$698,917

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

(Dollars in thousands)	2021	2020	2019
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Non-cash assumed reinsurance transactions	$11,942,659	$12,280,873	$2,438,936
Non-cash premiums ceded on a funds withheld basis	(17,836,943)	(10,014,107)	(574,294)
Accrued NII on assumed reinsurance	(72,218)	121,789	—
Assumed commission on reinsurance assumed	(49,248)	—	—
Ceding commission on reinsurance ceded	7,196	(306,346)	—

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non-cash exchange of bonds	$—	$615,485	$183,972
Assumption transfer of bonds assumed reinsurance transactions	(11,165,696)	14,333,404	3,058,680
Exchange of surplus note investment for investment in subsidiary	—	—	365,000
Mortgages received to settle reinsurance transactions	(522,245)	—	—
Contract loans on assumed reinsurance	—	9,825	—
Paid in kind interest-bonds	(10,731)	—	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	$(133,251)	$2,178,368	$—
FWH payable and deposit assets on reinsurance ceded	17,829,747	(10,320,453)	—

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

1.              ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of The Global Atlantic Financial Company LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries).  Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021. KKR & Co. Inc. (“KKR”) indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited (“GAFGL”) and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction.  Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group, LLC or “TGAFGL”  and an indirect subsidiary of KKR.  Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of Commonwealth Annuity.

KKR Magnolia Holdings LLC (“KKR Magnolia”) owns a total of approximately 61.5% of the outstanding ordinary shares of TGAFGL; the remaining investors, none of whom own more than 9.8%, own the remaining approximately 38.5% of the outstanding ordinary shares.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

Effective December 31, 2019, with prior approval of the Texas Commissioner of Insurance and the Indiana Secretary of State, pursuant to Indiana Code 27-1-9-5, the Company’s wholly-owned subsidiary, Forethought National Life Insurance Company, was merged with and into the Company’s subsidiary, FLIC, with FLIC being the surviving entity.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United Stated of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

•                     Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

•                        Derivatives are carried at fair value.  However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

•                        The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets.  The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

•                        The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes.  The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold.  In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

•                        Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP.  Under NAIC SAP, such items are recorded as expenses when incurred;

•                        Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, instead of using experience-based expense, interest, morbidity, mortality and voluntary withdrawal assumptions, with provision made for adverse deviation or the fair value method as elected with the closed block and no lapse guarantee products under GAAP;

•                        Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities.  Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations.  Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

•                        Separate account assets and liabilities include guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), where these are classified under the Company’s General Account under GAAP;

•                        Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income.  Deferred tax assets are also subject to an admissibility test under NAIC SAP;

•                        Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

•                        Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly.  NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

•                        Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP.  There was no such remeasurement of assets and liabilities for Statutory reporting.   Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission.  Ceding commission expenses are recognized in income on the date of the transaction.  Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

•                        Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves.  Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.  Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

•                     Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

•                     Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

•                        Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less.  Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

•                        Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

•                        Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator.  Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator.  Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

•                  Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ significantly from those estimates.  Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default, as well as residual tranches of securitization.  Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO).  Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100).  Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO.  Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment.  The prospective adjustment method is used on most non-agency LBASS.  Fair values are based on quoted market prices.  If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis.  The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock, for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97).  Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

Mortgage Loans

Commercial mortgage loans and mezzanine real estate loans (real estate loans) acquired at a premium or discount are carried at amortized cost using the effective interest rate method.  Real estate loans held by the Company are diversified by property type and geographic area throughout the United States. Real estate loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement.  The Company assesses the impairment of loans individually for all loans in the portfolio.  The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103).  The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives.  Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors.  Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated.  The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as rates and equity.  More specifically for general business hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and total return swaps (TRS).  Other block rate hedges utilize OTC swaps and listed futures.  For the VA block the Company utilizes OTC swaps listed futures, OTC / listed options.   In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses.  Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs.  The parties with whom the Company enters into OTC option contracts are highly rated financial institutions.  Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets consist primarily of surplus note, life settlement policies and ownership interests in partnerships. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost.  The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments.  Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis.  Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes.  The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets.  These amounts are determined using a formula prescribed by the NAIC and are reported as a liability.  The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The IMR liability establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted. Net realized gains and losses charged to the IMR are amortized into revenue over the remaining life of the investment sold.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus.  Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

Changes in non-admitted asset carrying amounts of bonds and mortgages on real estate are credited directly to unassigned surplus.

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices.  Annuity considerations are recognized as income when received.  Deposits on deposit-type contracts, such as supplemental

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received.  Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.  Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R), deposits and returns of deposits are recorded directly to the balance sheet.  Fee income and expenses are recorded as earned / incurred.  The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables.  P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance.  The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

Insurance Reserves and Annuity and Other Fund Reserves

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods.  These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage.  Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 1.00% to 11.75% for annuity contracts.  Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute.  The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.  At December 31, 2021 and 2020, approximately 45.3% and 50.7% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features.  Approximately 96% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal.  For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities).  The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death.  Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2021 and 2020, the Company had $74,744 and $79,469, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Policy liabilities and accruals are based on the various estimates discussed above.  Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force.  The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges.  Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve.  In no event is the total reserve less than the policy’s cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium.  Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve.  In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101).  SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting.  The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded.  The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders.  Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value.  The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income.  Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income.  The fair value of assets and liabilities held in separate accounts is based on quoted market prices.  Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations.  Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed GMDB charges, partially offset by associated reinsurance credits.  This negative liability due from the separate accounts also includes assumed and ceded business.  Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty fund assessments are paid to various states.  The assessments are amortized against the premium tax benefit period.

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Recently Adopted Accounting Standards

In December 2021, the NAIC Statutory Accounting Principles Working Group adopted revisions to clarify that residual tranches of structured securities shall be reported as other invested assets and valued at the lower of cost or market.  Revisions are effective December 31, 2022, with early adoption permitted on December 31, 2021.  The Working Group also clarified that residual tranches which are reported as bonds for the December 31, 2021 reporting date must be rated 6, and may not be rated 5GI.  The Company has presented residual tranches as 6 rated bonds in Supplementary Information in this statement, and will report them as other invested assets in 2022.

In December 2021, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 43R - Loan-Backed and Structured Securities.  These revisions identify that SVO-Identified Credit Tenant Loans are in scope.  The Company has adopted this guidance and there is no impact to the Company in the current period.

In May, 2021, the NAIC Statutory Accounting Principles Working Group issued INT 20-01: Reference Rate Reform.  As it relates to discontinuance of LIBOR, the interpretation provides optional expedients for derivative instruments affected by changes to the interest rates used for discounting, margining or contract price alignment as of result of the reference rate reform. This will allow for continuation of the existing hedge relationship and not require hedge de-designation. The Company has adopted the guidance in the current period and there is no significant impact on the financial statements.

In May 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 103R - Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  These revisions incorporate additional disclosures and data-capture templates to assist state insurance regulators in assessments of transferred assets. This will assist in the determination if the economic interest is retained by the reporting entity, related party or another member within the holding group and disclosed.  The Company has made such disclosure in these statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 25 - Related Parties.  These revisions clarify the identification of related parties under U.S. GAAP or SEC reporting requirements would be considered a related party under statutory accounting principles. The interpretation also states a non-controlling ownership over 10% results in a related party classification regardless of any disclaimer of control or affiliation and

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

does not eliminate the disclosure of material transactions as required under SSAP No. 25.  The Company has made such disclosure in these statements, as applicable.

In March, 2021, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 32R - Preferred Stock.  These revisions disclose requirements regarding preferred stock warrants and require publicly traded preferred stock warrants to be reported at fair value.  The Company has made such disclosure in these statements, as applicable.

In November, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term Investments, which restrict the classification of certain related party or affiliated investments as cash equivalent or short-term investment.  Additionally, adopted guidance requires disclosures identifying investments which remain on the short-term schedule for more than one year.  The Company has made such disclosure in these statements, as applicable.

In July, 2020, as part of the Investments Classification Project, the NAIC Statutory Accounting Principles Working Group adopted substantive changes to SSAP No. 32 - Preferred Stock.  The new guidance, which is effective January 1, 2021, with the option to early adopt in 2020, states that preferred stock is to be classified as redeemable, perpetual, or mandatorily convertible, and distinct measurement standards are applied to each category.  Redeemable preferred stock shall be reported at amortized cost if it is rated 1 or 2, or at the lower of amortized cost or fair value if it is rated 3 through 6.  Perpetual preferred stock shall be reported at fair value.  Mandatorily redeemable preferred stock shall be reported at fair value not to exceed any call price.  The Company adopted this guidance and applied it prospectively on its effective date in 2021 and there was no significant impact to the financial statements.

In July, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - Bonds, which clarifies guidance around gains and losses, inclusive of fees and penalties, resulting from bond tender offers and bonds called before their maturity date.  Prepayment fees and acceleration fees paid when a bond is liquidated prior to its maturity date shall be recognized in investment income when received.  The Company has adopted this guidance and reflected amounts in investment income in the current period as applicable.

In May, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 3 - Accounting Changes and Corrections of Errors, which clarified that voluntary decisions to choose one allowable reserving methodology over another, which require commissioner approval under the Valuation Manual, shall be reported as a change in valuation basis.  The Company has adopted this guidance and there is no impact to the Company in the current period.

In May, 2020, the NAIC Statutory Accounting Principles Working Group issued INT 20-07: Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19, an extension to INT 20-03.  As it relates to all debt securities, the interpretation establishes exceptions for the recognition of troubled debt restructuring for debtors who are experiencing financial difficulty.  The interpretation provides practical expedients in assessing whether modifications in response to COVID-19 are insignificant under SSAP No. 36 - Troubled Debt Restructurings, and in assessing whether an exchange is substantive under SSAP No. 103R - Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  The Working Group adopted revisions to SSAP No. 26R - Bonds, to establish an exception for the recognition of other-than-temporary impairments, which states that when bond terms are modified from the original terms, future impairment assessments shall be based upon the modified rather than the original contract terms.  The Company adopted the guidance in 2020 and there is no significant impact on the financial statements.  Expiration of both INT 20-07 and INT 20-03 are set for January 2, 2022.

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

In May, 2020, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 41 - Surplus Notes.  These revisions increase disclosure requirements regarding the issuance of surplus notes and the associated asset in which the terms negate or reduce typical cashflow exchanges.  The Company has adopted this guidance and there is no impact to the Company as a result of these revisions.

In April, 2020, the NAIC Statutory Accounting Principles Working Group adopted FASB Interpretation 20-01: ASU 2020-04 — Reference Rate Reform allowing temporary (optional) expedient and exception interpretative guidance, with a sunset date of December 31, 2022.  These optional expedients would allow entities (under certain circumstances) to avoid having to remeasure contracts or reassess a previous accounting determination for hedged items.  The Working Group adopted revisions to SSAP No. 15 -  Debt Holding Company Obligations, SSAP No. 22R - Leases, and SSAP No. 86 - Derivatives, to transition from LIBOR to more observable or transaction-based reference rates.  The Company adopted this guidance and on a prospective basis and there was no significant impact on the financial statements.

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

3.              INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $125,891 and $19,555) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $1,137,005 and $1,192,335) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2021
Long term, short-term and cash equivalent bonds
United States Government and agencies	$697,576	$4,443	$(254)	$701,765
State and political subdivisions	2,794,264	190,935	(22,886)	2,962,313
Foreign government	117,927	8,936	(8,903)	117,960
Corporate securities	16,635,972	949,920	(423,972)	17,161,920
Hybrid	169,037	7,962	(1,578)	175,421
Parent, Subsidiaries and Affiliates	523,832	3,111	(935)	526,008
Asset-backed securities	12,972,833	288,348	(40,405)	13,220,776
ETF bonds	—	—	—	—
Commercial mortgage-backed securities	2,745,213	24,246	(14,942)	2,754,517
Residential mortgage-backed securities	2,183,558	174,569	(13,440)	2,344,687
Total long term bonds	38,840,212	1,652,470	(527,315)	39,965,367
Short-term bonds	106,211	8	(23)	106,196
Cash equivalent bonds	—	—	—	—
Total long term, short-term and cash equivalent bonds	$38,946,423	$1,652,478	$(527,338)	$40,071,563

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Long term, short-term and cash equivalent bonds
United States Government and agencies	$636,361	$5,731	$(13,756)	$628,336
State and political subdivisions	2,590,158	225,562	(1,683)	2,814,037
Foreign government	191,727	4,822	(184)	196,365
Corporate securities	16,746,203	1,121,811	(11,960)	17,856,054
Asset-backed securities	6,789,342	110,940	(53,686)	6,846,596
EFT bonds	—	—	—	—
Commercial mortgage-backed securities	1,073,051	31,688	(17,470)	1,087,269
Residential mortgage-backed securities	2,066,835	157,207	(18,967)	2,205,075
Total long term bonds	30,093,677	1,657,761	(117,706)	31,633,732
Short-term bonds	105,020	96	(16)	105,100
Cash equivalent bonds	308,914	7	(5)	308,916
Total long term, short-term and cash equivalent bonds	$30,507,611	$1,657,864	$(117,727)	$32,047,748

At  December 31, 2021 and 2020, respectively, 95.9% and 97.5% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2021 are shown below.  Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers.  Mortgage-backed securities are included in the category representing their stated maturity.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$243,256	$244,195
Due after one year through five years	2,276,361	2,273,887
Due after five years through ten years	4,949,425	4,952,495
Due after ten years	13,278,451	13,975,283
Mortgage-backed and asset-backed securities	18,198,929	18,625,703
Total	$38,946,422	$40,071,563

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2021
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$16,865	$(254)	$—	$—	$16,865	$(254)
State and political subdivisions	1,075,594	(21,563)	33,451	(1,323)	1,109,045	(22,886)
Foreign government	50,860	(8,903)	—	—	50,860	(8,903)
Corporate securities	7,000,790	(407,170)	305,684	(16,801)	7,306,473	(423,972)
Hybrid	72,200	(1,578)	—	—	72,200	(1,578)
Parent, Subsidiaries and Affiliates	478,983	(935)	—	—	478,983	(935)
Asset-backed securities	2,564,535	(36,069)	108,356	(4,335)	2,672,890	(40,405)
Commercial mortgage-backed securities	1,008,526	(13,522)	20,920	(1,421)	1,029,446	(14,943)
Residential mortgage-backed securities	473,822	(6,635)	87,222	(6,805)	561,044	(13,440)
Total long term bonds	12,742,175	(496,629)	555,633	(30,685)	13,297,806	(527,316)
Short-term bonds	33,763	(23)	—	—	33,763	(23)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$12,775,938	$(496,652)	$555,633	$(30,685)	$13,331,569	$(527,339)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2020
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$570,723	$(13,756)	$—	$—	$570,723	$(13,756)
State and political subdivisions	150,226	(1,683)	—	—	150,226	(1,683)
Foreign government	32,419	(184)	—	—	32,419	(184)
Corporate securities	1,604,776	(10,515)	45,305	(1,445)	1,650,081	(11,960)
Asset-backed securities	1,014,034	(42,350)	404,609	(11,336)	1,418,643	(53,686)
Commercial mortgage-backed securities	344,087	(17,470)	—	—	344,087	(17,470)
Residential mortgage-backed securities	409,572	(13,770)	131,157	(5,197)	540,729	(18,967)
Total long term bonds	4,125,837	(99,728)	581,071	(17,978)	4,706,908	(117,706)
Short-term bonds	51,539	(16)	—	—	51,539	(16)
Cash equivalent bonds	26,372	(5)	—	—	26,372	(5)
Total long term, short-term and cash equivalent bonds	$4,203,748	$(99,749)	$581,071	$(17,978)	$4,784,819	$(117,727)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

As of December 31, 2021 and 2020, the number of securities in an unrealized loss position for over 12 months consisted of 270 and 77, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities”.

The Company’s 5GI securities as of December 31, 2021 and 2020, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds — AC	1	—	$1,873	$—	$1,416	$—
LBASS - AC	5	13	18,444	222,995	18,027	223,585
Total	6	13	$20,317	$222,995	$19,443	$223,585

AC — Amortized cost

BACV — Book adjusted carrying value

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure.  The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages.  Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile.  As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly.  Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2021
Residential mortgage-backed securities	$78,281	$68,393	$79,206	$—
Total	$78,281	$68,393	$79,206	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2020
Residential mortgage-backed securities	$83,863	$82,498	$92,277	$—
Total	$83,863	$82,498	$92,277	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2021	Percentage
2022	$383,207	4.44%
2023	545,382	6.32%
2024	1,142,270	13.23%
2025	754,026	8.73%
2026 and thereafter	5,808,674	67.28%
Total	$8,633,559	100.00%

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Regions and Type

The Company individually and collectively evaluates all its mortgage loans for impairment.  The credit quality indicator for the Company’s mortgage loans is an internal measure based on the borrower’s ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  There were no loans in arrears and no valuation allowances deemed necessary at December 31, 2021.  The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2021	Percentage	2020	Percentage
East North Central	$130,576	1.51%	$34,224	1.34%
East South Central	422,231	4.89%	16,202	0.64%
Mid Atlantic	1,385,711	16.05%	302,207	11.86%
Mountain	766,200	8.87%	147,577	5.79%
New England	374,818	4.34%	85,152	3.34%
Pacific	2,286,010	26.48%	598,181	23.47%
South Atlantic	2,017,814	23.37%	311,230	12.21%
West North Central	136,984	1.59%	31,695	1.24%
West South Central	1,008,860	11.69%	691,281	27.14%
Various	104,355	1.21%	330,540	12.97%
Total	$8,633,559	100.00%	$2,548,289	100.00%

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The mortgage loans by type are as follows:

	Year Ended December 31,
	2021	Percentage	2020	Percentage
Apartment/multifamily	$3,198,216	37.04%	$632,139	24.80%
Industrial	948,834	10.99%	355,441	13.95%
Lodging	—	—%	16,720	0.66%
Office	1,533,564	17.76%	579,286	22.73%
Retail	399,452	4.63%	326,612	12.82%
Residential	2,382,975	27.60%	587,941	23.07%
Mixed use	53,103	0.62%	—	—%
Other	117,415	1.36%	50,150	1.97%
Total	$8,633,559	100.00%	$2,548,289	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2021 were 11.50% and 1.88%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.00%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business.  The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk.  The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures.  The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of derivative assets, net of derivative liabilities, was $95,583 and $87,658 as of December 31, 2021 and 2020, respectively.

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses.  The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $103,020 as of December 31, 2021.  Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collateral of $97,438 from counterparties as of December 31, 2021.  In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties.  The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

December 31, 2021

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts

Equity/index	$261,695	$159,003	$9,538,665
Currency	1,919	1,431	163,194
Interest rates	32,690	40,287	5,248,406
Gross fair value of derivative instruments	$296,304	$200,721	$14,950,265

Offset per SSAP No. 64	(128,564)	(128,564)
Net fair value of derivative instruments	$167,740	$72,157

December 31, 2020

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts

Equity/index	$66,322	$9,603	$1,561,451
Inflation	34,571	3,633	2,607,992
Gross fair value of derivative instruments	$100,893	$13,236	$4,169,443

Offset per SSAP No. 64	(4,349)	(4,349)
Net fair value of derivative instruments	$96,544	$8,887

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2021

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts

OTC equity options	$223,703	$149,493	$7,784,997
Futures	28,040	10,479	3,500,424
Interest rate swap	15	34,726	1,285,750
Listed options	37,775	4,592	1,441,200
Bond forward	1,231	—	674,700
Swaptions	3,621	—	100,000
Currency Forwards	1,919	1,431	163,194
Gross fair value of derivative instruments	$296,304	$200,721	$14,950,265

Offset per SSAP No. 64	(128,564)	(128,564)
Net fair value of derivative instruments	$167,740	$72,157

December 31, 2020

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts

OTC equity options	$60,144	$—	$1,280,777
Futures	947	10,968	1,875,066
Interest rate swap	33,131	419	957,750
Listed options	6,178	1,849	3,350
Bond forward	493	—	52,500
Swaptions	—	—	—
Gross fair value of derivative instruments	$100,893	$13,236	$4,169,443

Offset per SSAP No. 64	(4,349)	(4,349)
Net fair value of derivative instruments	$96,544	$8,887

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2021	2020
LLC’s and partnerships	$110,867	$148,254
Term notes and loans	189,193	87,827
Life settlement policies	38,718	41,904
Receivable for securities	357,242	19,025
Total	$696,020	$297,010

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2021	2020
Cash and cash equivalents	$1,137,005	$1,501,249
Short-term investments	232,102	124,575
Total	$1,369,107	$1,625,824

Included in cash balances above are $149,263 and $92,857 as of December 31, 2021 and 2020, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

Restricted Assets

Restricted assets at December 31, were as follows:

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Year Ended December 31,
	2021			2020
	Gross	Net	Total Restricted to Total Admitted Assets	Gross	Net	Total Restricted to Total Admitted Assets	Increase / (Decrease)
Pledged collateral to FHLB	$475,754	$475,754	0.8%	$405,126	$405,126	0.9%	$70,628
FHLB capital stock	22,520	22,520	—%	—	—	—%	22,520
On deposit with states	127,487	127,487	0.2%	126,837	126,837	0.3%	650
Total	$625,761	$625,761	1.0%	$531,963	$531,963	1.2%	$93,798

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2021	2020	2019

Proceeds	$21,112,299	$5,047,239	$4,798,296

Gross realized gains	189,934	116,248	61,017
Gross realized losses	(265,797)	(77,922)	(66,347)
Total net realized gains/(losses)	$(75,863)	$38,326	$(5,330)

Major categories of net investment income are summarized as follows:

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Year Ended December 31,
	2021	2020	2019
Bonds	$1,285,734	$679,340	$604,432
Stocks	2,466	152,291	1,518
Mortgage loans	213,463	93,512	68,639
Policy loans	22,121	22,190	18,774
Cash equivalents and short-term investments	3,323	5,727	23,728
Derivatives	—	—	—
Other invested assets	11,164	2,830	19,331
Miscellaneous income	11,938	6,847	5,182
Gross investments income	1,550,209	962,737	741,604
Less: investment expenses	113,412	28,892	23,641
Net investment income before IMR amortization	1,436,797	933,845	717,963
IMR amortization	23,228	18,721	8,937
Net investment income after IMR amortization	$1,460,025	$952,566	$726,900

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2021 and 2020.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2021 and 2020.

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2021	2020	2019
Realized gains (losses)
Bonds and stocks	$(138,867)	$22,096	$(16,200)
Mortgage loans	(1,135)	23	267
Derivative instruments*	(106,922)	216,866	(98,579)
Cash, cash equivalents and short-term investments	22	(16)	—
Other invested assets	(4,895)	(402)	(6,848)
Total realized gains (losses) on investments	(251,797)	238,567	(121,360)
Less amount transferred to IMR (net of related taxes of ($28,933) in 2021, $10,669 in 2020 and $5,203 in 2019)	(108,845)	40,136	19,574
Total realized gains (losses) on investments	(142,952)	198,431	(140,934)
Federal income tax expense	102,674	(70,398)	8,985
Net realized gains (losses)	$(40,278)	$128,033	$(131,949)

*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Year Ended December 31,2021		Year Ended December 31,2020		Year Ended December 31,2019
	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)
Bonds	$(28,073)	$(570,466)	$—	$—	$550	$—
Common stocks of affiliates	153,173	—	(89,217)	—	(3,529)	—
Derivative instruments	(49,995)	487,967	18,185	—	(16,133)	—
Other invested assets	(51,105)	—	94,555	—	(1,433)	—
Mortgage loans	(549)	—	(78)	—	—	—
Total change in unrealized gains and losses	23,451	(82,499)	23,445	—	(20,545)	—
Capital gains tax expense (benefit)	22,254	—	3,166	—	3,882	—
Change in unrealized gains and losses, net of taxes	$1,197	$(82,499)	$20,279	$—	$(24,427)	$—

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments.  The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $8,853 and $17,599 during 2021 and 2020, respectively.

The company receives certain amounts of prepayment and acceleration fees.

General Account
Number of CUSIPS	57
Aggregate Amount of Investment Income	$59,793

4.              FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).  The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices.  If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices.  Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities.  Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Financial Instruments Held at Fair Value

As of December 31, 2021, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2021
Financial Assets
Common stock	$—	$—	$—	$—
Derivative asset	55,445	112,295	—	167,740
Separate account assets	2,351,878	8,980	—	2,360,858
Total assets at fair value	$2,407,323	$121,275	$—	$2,528,598

Financial Liabilities
Derivative liabilities	$4,701	$67,456	$—	$72,157
Total liabilities at fair value	$4,701	$67,456	$—	$72,157

	Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets
Common stock	$—	$17,707	$—	$17,707
Derivative asset	4,330	92,215	—	96,545
Separate account assets	2,227,150	8,060	—	2,235,210
Total assets at fair value	$2,231,480	$117,982	$—	$2,349,462

Financial Liabilities
Derivative liabilities	$8,887	$—	$—	$8,887
Total liabilities at fair value	$8,887	$—	$—	$8,887

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs.  Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data.  This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.  Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data.  This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.  Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2021.

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables.  Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2021
Financial Assets
Bonds	$39,965,368	$38,840,212	$701,765	$28,182,003	$11,081,600	$—
Common stock - unaffiliated	22,520	22,520	—	—	22,520	—
Preferred stock	50,006	49,194	—	48,297	1,709	—
Short-term investments	231,655	232,102	—	46,196	185,460	—
Cash and cash equivalents	1,137,005	1,137,005	1,137,005	—	—	—
Mortgage loans	8,714,877	8,633,559	—	—	8,714,877	—
Other invested assets	570,653	585,153	357,242	15,257	198,154	—	*
Derivative assets	196,593	167,740	55,445	141,148	—	—
Policy loans	341,692	341,692	—	—	341,692	—

Financial Liabilities
Other contract deposit funds	821,503	787,208	—	—	821,503	—
Derivative liabilities	72,157	72,157	4,701	67,456	—	—

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2020
Financial Assets
Bonds	$31,633,731	$30,093,677	$628,336	$27,176,280	$3,829,115	$—
Common stock - affiliated	—	2,907,062	—	—	—	2,907,062	*
Common stock - unaffiliated	17,707	17,707	—	17,707	—	—
Preferred stock	36,490	34,828	—	35,369	1,121	—
Short-term investments	124,609	124,575	—	124,609	—	—
Cash and cash equivalents	1,501,250	1,501,249	1,269,334	231,916	—	—
Mortgage loans	2,623,834	2,548,289	—	2,238,323	385,511	—
Other invested assets	160,917	297,010	19,025	84,941	56,952	142,062	*
Derivative assets	96,545	96,545	4,330	92,215	—	—
Policy loans	358,401	358,401	—	—	358,401	—

Financial Liabilities
Other contract deposit funds	816,890	768,628	—	—	816,890	—
Derivative liabilities	8,887	8,887	8,887	—	—	—

* Not practicable as there are no available quoted market prices for these assets.

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2021		2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	$38,840,212	$39,965,368	$30,093,677	$31,633,732
Common stock - unaffiliated	22,520	22,520	17,707	17,707
Preferred stocks	49,194	50,006	34,828	36,490
Short-term investments	232,102	231,655	124,575	124,609
Mortgage loans	8,633,559	8,714,877	2,548,289	2,623,834
Policy loans	341,692	341,692	358,401	358,401
Cash and equivalents	1,137,005	1,137,005	1,501,249	1,501,251
Other invested assets	585,153	570,653	154,948	160,917
Total	$49,841,437	$51,033,776	$34,833,674	$36,456,941

Financial Liabilities
Securities sold under agreements to repurchase	$—	$—	$—	$—
Other contract deposit funds	$787,208	$821,503	$768,628	$816,890
Dividend accumulations	9,143	9,143	9,702	9,702
Total	$796,351	$830,646	$778,330	$826,592

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

5.              FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston.  Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $313,525. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations.  As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2021	December 31, 2020
FHLB stock purchased/owned as part of the agreement	$22,520	$17,707
Collateral pledged to the FHLB	475,754	405,126
Funding capacity currently available	362,710	350,000
Total reserves related to funding agreement	313,525	313,636
Agreement assets and liabilities
General account assets	22,520	17,707
General account liabilities	313,525	313,636

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2021 and 2020 was $479,804 and $460,116, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2021 and 2020 was $313,000 and $313,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2021 and 2020 was $362,710 and $350,000, respectively.

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

6.              FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2021 and 2020 and the change is comprised of the following components:

	December 31, 2021
	Ordinary	Capital	Total
Gross deferred tax assets	$338,357	$25,030	$363,387
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	338,357	25,030	363,387
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	338,357	25,030	363,387
Gross deferred tax liabilities	142,165	4,867	147,032
Net admitted deferred tax asset / (liability)	$196,192	$20,163	$216,355

	December 31, 2020
	Ordinary	Capital	Total
Gross deferred tax assets	$306,286	$47,335	$353,621
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	306,286	47,335	353,621
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	306,286	47,335	353,621
Gross deferred tax liabilities	146,089	4,082	150,171
Net admitted deferred tax asset / (liability)	$160,197	$43,253	$203,450

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$32,071	$(22,305)	$9,766
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	32,071	(22,305)	9,766
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	32,071	(22,305)	9,766
Gross deferred tax liabilities	(3,924)	785	(3,139)
Net admitted deferred tax asset / (liability)	$35,995	$(23,090)	$12,905

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards.  Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

assessment.  Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	December 31, 2021
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	201,670	25,030	226,700
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	201,670	25,030	226,700
Adjusted gross deferred tax assets allowed per limitation threshold			538,764
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	136,687	—	136,687
Deferred tax assets admitted as the result of application of SSAP No. 101	$338,357	$25,030	$363,387

	December 31, 2020
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	156,166	47,335	203,501
Adjusted gross deferred tax assets allowed per limitation	—	—	418,088
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	150,120	—	150,120
Deferred tax assets admitted as the result of application of SSAP No. 101	$306,286	$47,335	$353,621

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	45,504	(22,305)	23,199
Adjusted gross deferred tax assets allowed per limitation			120,676
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	(13,433)	—	(13,433)
Deferred tax assets admitted as the result of application of SSAP No. 101	$32,071	$(22,305)	$9,766

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2021	2020
Ratio percentage used to determine recovery period	801%	795%
Ratio percentage used to determine recovery period and threshold limitation amount	$4,581,529	$3,950,215

Impact of Tax Planning Strategies

	December 31, 2021
	Ordinary	Capital	Total
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	338,357	25,030	363,387
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	41%	—%	38%
Net admitted adjusted gross DTAs	338,357	25,030	363,387
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	41%	—%	38%

	December 31, 2020
	Ordinary	Capital	Total
Adjusted gross DTAs	306,286	47,335	353,621
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	13%	—%	11%
Net admitted adjusted gross DTAs	306,286	47,335	353,621
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	13%	—%	11%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	32,071	(22,305)	9,766
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	28%	—%	27%
Net admitted adjusted gross DTAs	32,071	(22,305)	9,766
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	28%	—%	27%

Does the Company’s tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2021	2020	2019
Federal income tax expense (benefit) on operations	$64,116	$99,231	$46,008
Federal income tax on net capital gains	(102,674)	70,397	(8,985)
Tax on litigation reserve (prior year adjustment)	—	—	—
Current year income tax expense	$(38,558)	$169,628	$37,023

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2021	2020	Change
Ordinary
Policyholder reserves	$58,065	$63,946	$(5,881)
Investments	3,147	—	3,147
Deferred acquisition costs	275,789	239,026	36,763
Ceding commission	—	274	(274)
Other	1,356	3,040	(1,684)
	338,357	306,286	32,071
Nonadmitted	—	—	—
Admitted ordinary deferred tax asset	338,357	306,286	32,071

Capital
Investments	25,030	44,464	(19,434)
Other	—	2,871	(2,871)
Nonadmitted	—	—	—

Admitted capital deferred tax asset	25,030	47,335	(22,305)
Admitted deferred tax asset	$363,387	$353,621	$9,766

Deferred tax liabilities
Ordinary
Fixed assets	$128,369	$101,778	$26,591
Investments	10,280	17,735	(7,455)
Reserve transition adjustment due to TCJA	2,703	3,379	(676)
Section 807(f) Adjustment	226	301	(75)
Other	588	22,896	(22,308)
	142,166	146,089	(3,923)
Capital
Investments	4,866	4,082	784
Other	—	—	—
Deferred tax liabilities	147,032	150,171	(3,139)

Net deferred tax assets	$216,355	$203,450	$12,905

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	December 31, 2021			December 31, 2020
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$338,358	$25,029	$363,387	$306,286	$47,335	$353,621	$9,766
Total deferred tax liabilities	(142,166)	(4,866)	(147,032)	(146,089)	(4,082)	(150,171)	3,139
Net deferred tax assets/ (liabilities)	$196,192	$20,163	$216,355	$160,197	$43,253	$203,450	$12,905
Tax effect of unrealized (gain) / losses							22,254
Change in net deferred income tax							$35,159

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2021
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$(57,406)	$(12,055)	21.00%
FTC	300	63	(0.11)%
Dividend received deduction	(4,000)	(840)	1.46%
IMR	(184,072)	(38,655)	67.34%
Tax on non-admitted assets	1,931	405	(0.71)%
Disregarded single member LLCs	(42,630)	(8,952)	15.59%
Ceding commission	(45,852)	(9,629)	16.77%
Tax Credits	(1,429)	(300)	0.52%
Nondeductible Expenses	406	85	(0.15)%
Other	(25,081)	(5,267)	9.19%
Nontaxable Income	(2,401)	(504)	0.88%
Prior Year Tax Return Adjustments	9,206	1,933	(3.37)%
Total	$(351,028)	$(73,716)	128.41%

Federal income taxes incurred		64,116	(111.69)%
Realized capital gains (losses) tax		(102,674)	178.86%
Change in net deferred income taxes		(35,158)	61.24%
Total statutory income tax expense/(benefit)		$(73,716)	128.41%

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	December 31, 2020
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	240,352	50,474	21.00%
FTC	300	63	0.03%
Dividend received deduction	(10,000)	(2,100)	(0.87)%
IMR	102,162	21,454	8.93%
Tax on non-admitted assets	6,598	1,386	0.58%
Disregarded single member LLCs	(5,516)	(1,158)	(0.48)%
Ceding commission	38,252	8,033	3.34%
Tax Credits	(169,116)	(35,514)	(14.77)%
Nondeductible Expenses	69	14	0.01%
Dividend Income from Subs	(150,000)	(31,500)	(13.11)%
Return to Provision	(7,391)	(1,552)	(0.65)%
Other	(9,917)	(2,083)	(0.88)%
Nontaxable Income	(964)	(203)	(0.08)%
Total	$34,831	$7,314	3.04%

Federal income taxes incurred		99,231	41.29%
Realized capital gains (losses) tax		70,398	29.29%
Change in net deferred income taxes		(162,315)	(67.53)%
Total statutory income tax expense/(benefit)		$7,314	3.04%

As a result of tax reform (TCJA) the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

At December 31, 2021, the Company had no operating loss, capital loss, foreign tax credit or any business credit carry-forwards.  At December 31, 2021, the Company had no deposits admitted under IRC Section 6603.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates. The Company is a party to a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. In 2018, the IRS started an audit of the U.S. domiciled insurance entities’ for tax years 2014 to 2016; on January 27, 2021 the IRS issued the Revenue Agent’s Report, which included agreed upon adjustments for reserves. The Company believes that its income tax filing positions and

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow.  Therefore, no reasonable estimate can be made for tax loss contingencies and none have been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision.  As of December 31, 2021 and 2020, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable.  The Company had no unrecognized tax benefits as of December 31, 2021 and 2020.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions.  With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2016.  The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

7.              REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers.  In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis.  Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy.  Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective August 1, 2021, the Company entered into a coinsurance agreement with the Pacific Life Insurance Company whereby it assumed new fixed annuity business. The total accumulated assumed reserves were $332,054 as of December 31, 2021.

Effective July 1, 2021, the Company entered into a coinsurance agreement with Riversource Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $7,139,550. Subsequently the Company entered into retrocession agreements where reserves of $2,215,148 and $2,954,641 were ceded to third parties.

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Effective July 1, 2021, the Company entered into a coinsurance agreement with USAA Life Insurance Company whereby it assumed fixed annuity business. The total assumed reserves were $3,043,033. Subsequently the Company entered into a retrocession agreement where reserves of $912,910 were ceded to a third party.

On March 31, 2021, the Company, with the approval from the Massachusetts Division of insurance, entered into a master retrocession agreement with an affiliated party whereby it retroceded $5,211,631 of reserves and established a deposit receivable of $1,004,126.

Effective December 17, 2020, the Company entered into a reinsurance agreement with UNUM Life Insurance Company of America whereby it assumes disability business. As of December 31, 2020, there have been $7,025,868 reserves assumed and subsequently retroceded $4,918,108 of these reserves to a third party.

Effective October 15, 2020, the Company entered into a coinsurance agreement with The Guardian Annuity and Insurance Company whereby it assumes fixed annuity business. The total accumulated assumed reserves were $28,164 as of December 31, 2020.

Effective October 1, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumes fixed annuity business. As of December 31, 2020, there have been $5,614,915 reserves assumed and subsequently retroceded $4,103,792 to third parties.

Effective September 10, 2020, the Company entered into a coinsurance agreement with CMFG Life Insurance Company whereby it assumes new fixed annuity business. As of December 31, 2020, there have been $31,894 reserves assumed.

Effective July 1, 2020, the Company entered into a coinsurance agreement with John Hancock Life Insurance Company whereby it assumes blocks of bank owned life insurance. This agreement is being treated as deposit accounting. The total deposit liability established was $2,276,841 as of December 31, 2020 and subsequently retroceded $1,155,326 to third parties.

Effective July 1, 2020, the Company entered into a coinsurance agreement with United of Omaha Life Insurance Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves was $98,020 as of December 31, 2020.

Effective May 7, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. The total accumulated assumed reserves was $447,645 as of December 31, 2020.

On April 7, 2020, the Company and its insurance subsidiaries entered into an arrangement with Ivy Co-Invest Vehicle LLC and its subsidiaries designed to deploy approximately $1,000,000 of capital provided by Ivy into qualifying reinsurance transactions alongside the Company and its subsidiaries. Under the terms of the foregoing arrangement, the Company entered into several funds withheld coinsurance agreements with Ivy Re whereby it ceded $553,339 of reserves and established a deposit receivable of $1,138,421 as of December 31, 2020.

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Effective January 15, 2020, the Company entered into a coinsurance agreement with Lincoln National Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. Assumed reserves for this business had accumulated to $258,245 as of December 31, 2020.

On January 1, 2019, the Company entered into a coinsurance agreement with RiverSource Life Insurance Company whereby it assumed $1,654,395 of fixed annuity deposits and subsequently retroceded $1,463,178 of those deposits to an affiliated counter party.

On December 31, 2019, the Company entered into a coinsurance agreement with Guaranty Income Life Insurance Company (GILICO) whereby it assumed $619,745 of universal life and variable life deposit liabilities of $594,092 of fixed annuity deposits.  Subsequent to the transaction, $1,091,727 was retroceded to an affiliated counter party.

Effective August 13, 2019, the Company entered into a coinsurance agreement with a third party whereby it assumes blocks of payout group annuity reserves regularly.  The Company has assumed reserves totaling $895,636 for the year ended December 31, 2019 and $32.947 during 2018 as a result of this agreement.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2021	2020	2019
Reinsurance premiums assumed	$17,143,885	$15,812,321	$4,008,091
Coinsurance reserves assumed	36,167,381	21,882,022	14,199,104
Modco reserves assumed	8,416,416	8,260,110	8,074,384

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2021	2020	2019
Reinsurance premiums ceded	$17,929,034	$10,068,996	$2,501,659
Reserves and contract claims unpaid ceded	36,438,241	20,837,786	11,802,579
Reinsurance recoverable on paid losses	7,090	12,488	2,965
Modco reserves ceded	8,744,362	8,572,181	8,457,243

The effects of reinsurance for premiums for the years ended December 31, were as follows:

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	December 31,
	2021	2020	2019
Life and Accident and Health Insurance
Direct	$75,064	$86,465	$85,400
Reinsurance assumed - non-affiliated	17,120,438	15,787,213	3,948,191
Reinsurance assumed - affiliated	23,447	25,109	59,900
Less: Reinsurance ceded - non-affiliated	(7,629,337)	(9,700,359)	(66,586)
Less: Reinsurance ceded - affiliated	(10,299,697)	(368,637)	(2,435,073)
Net premiums	$(710,085)	$5,829,791	$1,591,832

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.  Reinsurance contracts do not relieve the Company from its obligations to policyholders.  Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.  The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance).  The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence.  Based on the Company’s review of its reinsurers’ financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2021 and 2020.

8.              PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected.  Gross premiums as represented below are net of reinsurance.  Loading is the amount added to premiums to cover operating expenses.  Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.  As of December 31, 2021 and 2020, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Year ended December 31,
	2021					2020
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Ordinary renewal	$2,800	$513	$2,287	$—	$2,287	$5,086	$572	$4,514	$—	$4,514
Total	$2,800	$513	$2,287	$—	$2,287	$5,086	$572	$4,514	$—	$4,514

9.              ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2021, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2021
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$5,742,043	$4,993	$—	$5,747,036	21.0%
At book value less current surrender charge of 5% or more	2,914,885	—	—	2,914,885	10.6%
At fair value	—	—	1,675,837	1,675,837	6.1%
Total with adjustment or at fair value	8,656,928	4,993	1,675,837	10,337,758	37.7%
At book value without adjustment (minimal or no charge adjustment)	9,103,225	—	—	9,103,225	33.2%
Not subject to discretionary withdrawal:	7,922,583	—	59,696	7,982,279	29.1%
Total (gross)	25,682,736	4,993	1,735,533	27,423,262	100.0%
Less: reinsurance ceded	19,118,592	—	—	19,118,592
Total (net)	$6,564,144	$4,993	$1,735,533	$8,304,670

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,300,538	$—	$—	$1,300,538	16.6%
At book value less current surrender charge of 5% or more	22	—	—	22	—%
At fair value	—	—	887	887	—%
Total with adjustment or at fair value	1,300,560	—	887	1,301,447	16.6%
At book value without adjustment (minimal or no charge adjustment)	2,099,386	—	—	2,099,386	26.8%
Not subject to discretionary withdrawal:	4,421,074	—	30	4,421,104	56.5%
Total (gross)	7,821,020	—	917	7,821,937	100.0%
Less: reinsurance ceded	7,314,191	—	—	7,314,191
Total (net)	$506,829	$—	$917	$507,746

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	929,169	—	—	929,169	32.0%
Not subject to discretionary withdrawal:	1,968,309	—	5,497	1,973,806	68.0%
Total (gross)	2,897,478	—	5,497	2,902,975	100.0%
Less: reinsurance ceded	2,101,128	—	—	2,101,128
Total (net)	$796,350	$—	$5,497	$801,847

Reconciliaton of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2021
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies	$7,867,324	$—	$7,867,324
Separate Accounts	—	1,746,939	1,746,939
Total annuity actuarial reserves and deposit liabilites	7,867,324	1,746,939	9,614,263

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

As of December 31, 2021, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	Year Ended December 31, 2021			Year Ended December 31, 2021
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$326,447	$333,644	$322,864	$—	$—	$—
Other permanent cash value life insurance	—	318,636	323,362	—	—	—
Variable universal life	85,528	85,520	88,619	603,376	603,306	559,775
Miscellaneous reseves	—	—	45	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	940	—	—	—
Accidental death benefits	—	—	450	—	—	—
Disability-active lives	—	—	640	—	—	—
Disability-disabled lives	—	—	20,004	—	—	—
Miscellaneous reserves	—		13,902	—	—	45,807
Total (gross)	411,975	737,800	770,826	603,376	603,306	605,582
Less: reinsurance ceded	195,571	370,706	395,645	—	—	—
Total (net)	$216,404	$367,094	$375,181	$603,376	$603,306	$605,582

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2021
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$349,882	$559,775	$909,657
Accidental death benefit reserves	434	—	434
Active lives reserves	274	—	274
Disabled lives reserve	13,386	—	13,386
Miscellaneous reserves	11,204	45,807	57,011
Total life and accident & health reserves	$375,180	$605,582	$980,762

The accompanying notes are an integral part of these financial statements	Page 59

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

As of December 31, 2020, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2020
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	3,160,743	6,480	—	3,167,223	18.3%
At book value less current surrender charge of 5% or more	5,948,502	—	—	5,948,502	34.4%
At fair value	—	—	1,617,812	1,617,812	9.4%
Total with adjustment or at fair value	9,109,245	6,480	1,617,812	10,733,537	62.1%
At book value without adjustment (minimal or no charge adjustment)	4,545,579	—	—	4,545,579	26.3%
Not subject to discretionary withdrawal:	1,950,953	—	58,163	2,009,116	11.6%
Total (gross)	15,605,777	6,480	1,675,975	17,288,232	100.0%
Less: reinsurance ceded	11,271,994	—	—	11,271,994
Total (net)	4,333,783	6,480	1,675,975	6,016,238

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	1,397,797	—	—	1,397,797	35.6%
At book value less current surrender charge of 5% or more	2	—	—	2	—%
At fair value	—	—	901	901	—%
Total with adjustment or at fair value	1,397,799	—	901	1,398,700	35.6%
At book value without adjustment (minimal or no charge adjustment)	61,550	—	—	61,550	1.6%
Not subject to discretionary withdrawal:	2,468,384	—	3	2,468,387	62.8%
Total (gross)	3,927,733	—	904	3,928,637	100.0%
Less: reinsurance ceded	1,870,510	—	—	1,870,510
Total (net)	2,057,223	—	904	2,058,127

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	—	—	—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	946,469	—	—	946,469	36.4%
Not subject to discretionary withdrawal:	1,645,740	—	5,418	1,651,158	63.6%
Total (gross)	2,592,209	—	5,418	2,597,627	100.0%
Less: reinsurance ceded	1,813,879	—	—	1,813,879
Total (net)	778,330	—	5,418	783,748

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2020
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$7,169,336	$—	$7,169,336
Total annuity actuarial reserves and deposit liabilities	—	1,688,777	1,688,777
	7,169,336	1,688,777	8,858,113

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

As of December 31, 2020, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2020
	General Account			Separate Account-Guranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$339,408	$340,233	$335,421	$—	$—	$—
Other permanent cash value life insurance	—	337,094	342,519	—	—	—
Variable universal life	86,414	86,324	89,026	537,970	537,970	497,629
Miscellaneous reseves	—	—	110	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	1,033	—	—	—
Accidental death benefits	—	—	480	—	—	—
Disability-active lives	—	—	694	—	—	—
Disability-disabled lives	—	—	19,729	—	—	—
Miscellaneous reserves	—		14,929	—	—	41,237
Total (gross)	425,822	763,651	803,941	537,970	537,970	538,866
Less: reinsurance ceded	203,843	387,113	414,243	—	—	—
Total (net)	$221,979	$376,538	$389,698	$537,970	$537,970	$538,866

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2020
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$363,545	$497,629	$861,174
Accidental death benefit reserves	461	—	461
Active lives reserves	302	—	302
Disabled lives reserve	13,298	—	13,298
Miscellaneous reserves	12,092	41,237	53,329
Total life and accident & health reserves	389,698	538,866	928,564

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

10. ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties.  The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2021	2020
Direct	$6,047	$6,769
Reinsurance assumed - non-affiliated	7,182,008	6,913,221
Less: reinsurance ceded - affiliated	(1,939,234)	(97)
Less: reinsurance ceded - non-affiliated	(5,033,320)	(4,845,889)
Net reserves	$215,501	$2,074,004

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business.  Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.       CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31.  Dividends must be paid from unassigned funds. In 2022, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $388,815,679.

No dividend was paid in 2021 or 2020.

On December 10, 2021 the Company paid a $375,000 capital contribution to FLIC.

On December 10, 2021 the Company received a $375,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

On July 9, 2021 the Company received a $265,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

On December 29, 2020 the Company received a $340,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

The Company’s unassigned surplus was impacted by each item below as follows:

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

	December 31,
	2021	2020
Unrealized gains (losses)	$664,620	$663,423
Nonadmitted asset values	(521)	(2,452)
Asset valuation reserves	(185,803)	(91,432)
Provision for reinsurance	(1,066)	(2,634)

The Company must meet minimum capital and surplus requirements under a RBC formula.  RBC is the standard measurement of an insurance company’s required capital on a statutory basis.  It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items.  The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk.  Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $1,143,638 at December 31, 2021.

12.       RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) and GA Finco under which GAFG and GA Finco and their affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MADOI. The Company recognized $67 and $10,108 in intercompany charges for 2021 and 2020, respectively.

On February 1 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company recorded expenses for these agreements of $66,008 as of December 31, 2021.

The Company paid portfolio management fees to Goldman Sachs Asset Management (GSAM), a related party of Goldman Sachs Group Inc. in connection with the Company’s variable products, certain separate accounts invest in funds of the Goldman Sachs Variable Insurance Trust (GSVIT) and Goldman Sachs Trust (GST). Management fees were paid directly to GSAM by GSVIT and GST and to GSAM for investment management by the Company. Certain distribution and administration fees were payable to the Company by Goldman Sachs & Co. (GSCO) and GSAM. This resulted in a payable to GSAM of $4,362 and expenses of $2,650 at December 31, 2020, which are included in the intercompany charges above.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $19,494 and $44,019 as of December 31, 2021 and 2020 respectively. Amounts due to affiliates related to funds withheld agreements were $1,245 and $2,675 as of December 31, 2021 and 2020, respectively.  All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $33,730 and $25,778 for the years ended December 31, 2021 and 2020, respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $2,047 and $2,107 for the years ended December 31, 2021 and 2020, respectively.  Additionally, the Company had $5,293 and $6,048 receivable at December 31, 2021 and 2020, respectively.

Affiliated Investments

Only July 12, 2021, the Company entered into a Credit Agreement with Bobcat Funded 2021-A Financing L.P., an affiliated entity, in which the Company committed to make investments in an aggregate total of $264 million to Bobcat Funded 2021-A Financing L.P. The Company and Bobcat Funded 2021-A Financing L.P. are both indirect subsidiaries of KKR & Co. Inc., the Company’s ultimate controlling person. As of December 31, 2021, there was $252,628,034 of outstanding investments.

Payable/Receivables from Affiliates

As of December 31, 2021 and 2020, the Company reported $0 and $5,677 due to affiliates and $1,423 and $1 due from affiliates.  All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes.  In May 2019, the Company borrowed $50,000 for a one month period to support certain investing activities. The Company did not have any borrowings outstanding as of December 31, 2021 and 2020.

Guarantees or Contingencies for Related Parties

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2021 and 2020 were $822,446 and $867,726, respectively.

13.       COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited (“Athene” a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs.  On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsued by Accordia which are administered by DXC.  On August 19, 2020 Accordia and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies.  Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.  The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business.  Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2021 the purchase commitments relating to the agreement with the third party administrator were as follows:

2022	$6,188
2023	2,783
2024	1,463
2025	1,344
2026 and thereafter	3,982
Total	$15,760

The Company has funding commitments subsequent to December 31, 2021 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$1,015,227
Limited Partnerships and LLC’s	4,069

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

14.       SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2021 through March 30, 2022, the date that these financial statements were available to be issued, and determined that there is no Type — I Recognized, or Type — II, Non Recognized subsequent events.

15.       COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2021	2020
Guaranty funds receivable or on deposit	$530	$545
Receivables letter of credit	—	—
Miscellaneous receivables	31,742	31,142
Total other assets	$32,272	$31,687

Other liabilities consist of the following:

	December 31,
	2021	2020
Payables in process	$19,066	$13,370
Policyholder liabilities	374	2,034
Payable For Securities Acquire	99,104	72,495
Letters of credit payable	—	—
Miscellaneous liabilities	4,758	8,112
Derivative liabilities	72,157	8,887
Total other liabilities	$195,459	$104,898

Other income consist of the following:

	December 31,
	2021	2020	2019
Net assumed adjustment to IMR	$7,424	$(90,421)	$(1,298)
Service fee revenue	9,447	8,978	9,266
Guarantee minimum benefit rider fees	6,423	6,394	6,441
FwH Realized Bonds Ceded	4,358	20,841	25,771
Considerations for supp contracts with life cont	2,955	3,814	4,023
Other income	(116)	(2,736)	3,763
Total other income	$30,491	$(53,130)	$47,966

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

16.       INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2021.  FAFLIC is a stock life insurance company organized under the laws of Massachusetts.  Accordia is a stock life insurance company organized under the laws of Iowa.  FLIC is a stock life insurance company organized under the laws of Indiana.  All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP.  As a result, Accordia’s net income from operations decreased by $3,029 for the year ended December 31, 2021 and Accordia’s statutory surplus decreased by $277,948 as of December 31, 2021.  Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013.  As a result, FLIC’s net income from operations decreased by $3,718 for the year ended December 31, 2021 and FLIC’s statutory surplus increased by $22,998 as of December 31, 2021.  Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

On December 10, 2021, the Company made a $375,000 cash capital contribution to FLIC.

On December 10, 2021, the Company received a $375,000 cash capital contribution from Finco.

On July 06, 2021, the Company received a $265,000 cash capital contribution from Finco.

The Company made capital contributions to Accordia in the amount of $250,000 and $100,000 in 2020 and 2019, respectively.

On December 18, 2020, the Company received a $100,000 cash extraordinary dividend from FAFLIC, which was accounted for as a return of capital.

On December 18, 2020, the Company received a $150,000 cash dividend from FLIC.

On May 31, 2019, the surplus note issued by FLIC in the amount of $365,000 was cancelled.  Upon cancellation of the note, it was deemed a capital contribution to FLIC.

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2021	2020
ASSETS
Investments	$57,552,885	$48,453,077
Other assets	2,920,506	2,754,131
Separate account assets	3,237,158	3,236,422
Total assets	$63,710,549	$54,443,630

LIABILITIES
Benefit and loss reserves	$37,626,488	$31,060,980
Other liabilities	19,400,371	17,224,328
Separate account liabilities	3,237,158	3,236,422
Total liabilities	60,264,017	51,521,730

Stockholder’s equity	3,446,532	2,921,900
Total liabilities and stockholder’s equity	$63,710,549	$54,443,630

STATEMENTS OF OPERATIONS

	2021	2020
REVENUE
Premiums, commissions and fees	$5,626,594	$4,723,952
Net investment income and other income	2,262,423	1,987,695
Total Revenue	7,889,017	6,711,647

BENEFITS AND EXPENSES
Benefits	6,322,994	5,283,604
Commissions and other underwriting expenses	484,579	441,576
Interest and other expenses	1,074,977	935,560
Federal income tax expense	(104,839)	(102,217)
Total benefits and expenses	7,777,711	6,558,523

Realized capital gains / (losses)	(14,256)	(267,651)
Net income / (loss)	$97,050	$(114,527)

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company — USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014,

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

created goodwill of $74,000. Pursuant to SSAP No. 68, $30,376 of the goodwill was deemed an admitted asset at December 31, 2021.  Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period.  Goodwill amortization expense was $7,607 and $7,607 for the years ended December 31, 2021 and December 31, 2020 respectively.

17.       SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $2,360,858 and $2,235,210 as of December 31, 2021 and 2020, respectively. The assets legally insulated from the general account as of December 31, 2021 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)

Variable annuities	$1,754,123	$—
Variable life insurance products	606,735	—
Total	$2,360,858	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market.  The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2021 was $307,154 with associated risk charges paid by the separate account to compensate for these risks of $1,486.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2020 was $393,580 with associated risk charges paid by the separate account to compensate for these risks of $1,300.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2019 was $475,543 with associated risk charges paid by the separate account to compensate for these risks of $1,500.

Information regarding the Separate Accounts of the Company as of December 31, 2021 is as follows:

The accompanying notes are an integral part of these financial statements	Page 70

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

2021	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$—	$25,637	$25,637

Reserves
For accounts with assets at:
At fair value	—	4,993	—	2,347,394	2,352,387

By withdrawal characteristics
With MV adjustment	—	4,993	—	—	4,993
At fair value	—	—	—	2,293,626	2,293,626

Not subject to discretionary withdrawal	—	—	—	53,769	53,769

Total	$—	$4,993	$—	$2,347,395	$2,352,388

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2021 is as follows:

Transfers to separate accounts	$25,637
Transfers from separate accounts	(272,862)
Net transfers from separate accounts	(247,225)
Reconciling adjustments:
Administration and policy fees	(25,943)
Reinsurance	208,697
Transfers as reported in the statements of operations	$(64,471)

Information regarding the Separate Accounts of the Company as of December 31, 2020 is as follows:

The accompanying notes are an integral part of these financial statements	Page 71

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2021, 2020 and 2019

(Dollars in thousands)

2020	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$—	$26,904	$26,904

Reserves
For accounts with assets at:
At fair value	—	6,480	—	2,221,162	2,227,642

By withdrawal characteristics
With MV adjustment	—	6,480	—	—	6,480
At fair value	—	—	—	2,168,240	2,168,240

Not subject to discretionary withdrawal	—	—	—	52,922	52,922

Total	$—	$6,480	$—	$2,221,162	$2,227,642

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2020 is as follows:

Transfers to separate accounts	$26,904
Transfers from separate accounts	(242,664)
Net transfers from separate accounts	(215,760)
Reconciling adjustments:
Administration and policy fees	(27,392)
Reinsurance	182,791
Transfers as reported in the statements of operations	$(60,361)

18. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company’s Annual Statement in February 2022 and prior to the issuance of the Company’s audited financial statements as of and for the year ended December 31, 2021, the Company identified and reclassified a balance related to the group level tax liability which effectively increased taxes recoverable and also increased intercompany payables, with no impact on surplus.  A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2021 statutory annual statement	$3,888,157	$(18,848)	$60,138,154	$56,249,998

2021 Adjustments:
Reclass of income tax receivable/payable	—	—	(22,494)	(22,494)
Reclass of Receivable from parent, subsidiaries and affiliates, net	—	—	1,423	1,423
As reported in the 2021 audited financial statement	$3,888,157	$(18,848)	$60,117,083	$56,228,926

The accompanying notes are an integral part of these financial statements	Page 72

SUPPLEMENTARY INFORMATION

The accompanying notes are an integral part of these financial statements	Page 73

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Investment income earned
Bonds, term notes and loans	$1,285,734
Preferred stocks	2,466
Common stocks	—
Mortgage loans	213,463
Premium notes, policy loans and liens	22,121
Cash equivalents and short-term investments	3,323
Other invested assets	11,164
Miscellaneous income	11,938
Gross investment income	$1,550,209

Other long term assets - statement value	$696,020

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	$2,356,362
Over 1 year through 5 years	10,519,671
Over 5 years through 10 years	9,432,087
Over 10 years	7,060,984
Over 20 years	9,577,319
Total by maturity	$38,946,423

By class - statement value
Class 1	$26,033,448
Class 2	11,297,663
Class 3	645,490
Class 4	249,827
Class 5	20,317
Class 6	699,678
Total by class	$38,946,423

Total bonds publicly traded	$18,469,459
Total bonds privately traded	20,476,964
Total	$38,946,423

The accompanying notes are an integral part of these financial statements	Page 74

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$6,250,584
Residential mortgages	2,382,975
Total	$8,633,559

Mortgage loans on real estate by standing (book value):
Good standing	$8,624,675
Interest overdue more than 90 days, not in foreclosure	8,884
Total	$8,633,559

Collateral loans	$176,494

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$3,433,249

Preferred stocks - statement value	$49,194

Common stocks - market value	$3,455,769

Options, caps & floors owned - statement value	$111,014

Short-term investments—book value	$232,102
Cash equivalents - book value	1,042,087
Cash on deposit	94,918
Total	$1,369,107

The accompanying notes are an integral part of these financial statements	Page 75

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,367,882
Group life	$118,419

Amount of accidental death insurance in force under ordinary policies	$115

Life insurance policies with disability provisions in force
Ordinary life	$1,356,341
Group life	$54

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$2,349
Amount of income payable	$244

Ordinary - not involving life contingencies
Amount on deposit	$4,174
Amount of income payable	$30,778

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$32,417
Deferred - fully paid account balance	$6,168,088
Deferred - not fully paid account balance	$524,954

Group
Immediate - amount of income payable	$27,042
Deferred - fully paid account balance	$131,753
Deferred - not fully paid account balance	$60,596

Deposit funds and dividend accumulations:
Deposit funds - account balance	$596,616

The accompanying notes are an integral part of these financial statements	Page 76

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2021

(Dollars in thousands)

Dividend accumulations - account balance	$9,143
Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Other	$268
$268

Claim payments:
Other accident and health -
2021	$1,582
2020	$1,708

Claims reserves:
2021	$6,972,888
2020	$6,593,729

The accompanying notes are an integral part of these financial statements	Page 77

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

Investment Risk Interrogatories

1.              The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $57,756,225 at December 31, 2021.

2.              The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$2,379,668	4.1%
Long Term Bonds	2.02	Blue Eagle 2021	2,378,552	4.1%
Common Stock	2.03	Accordia Life and Annuity Company	932,080	1.6%
Long Term Bonds	2.04	GSHLT Trust 2021	872,412	1.5%
Long Term Bonds	2.05	Blue Eagle 2020	622,574	1.1%
Long Term Bonds	2.06	RS Rental	574,603	1.0%
Long Term Bonds	2.07	FDF IV Limited	416,445	0.7%
Long Term Bonds	2.08	Vector Funded 2021	414,858	0.7%
Long Term Bonds	2.09	HILT Trust 2020	379,964	0.7%
Long Term Bonds	2.10	JPMorgan Chase & Co.	336,018	0.6%

3.              The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$26,033,448	45.1%	3.07	P/RP-1	$3,811	—%
3.02	NAIC-2	11,297,663	19.6%	3.08	P/RP-2	45,384	0.1%
3.03	NAIC-3	645,490	1.1%	3.09	P/RP-3	—	—%
3.04	NAIC-4	249,827	0.4%	3.10	P/RP-4	—	—%
3.05	NAIC-5	20,317	—%	3.11	P/RP-5	—	—%
3.06	NAIC-6	699,678	1.2%	3.12	P/RP-6	—	—%
		$38,946,423	67.4%			$49,195	0.1%

The accompanying notes are an integral part of these financial statements	Page 78

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

4.              Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets

4.02	Total admitted assets held in foreign investments	$4,513,458	7.8%
4.03	Foreign-currency-denominated investments	$—	—%

5.              Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets

5.01	Countries rated NAIC-1	$4,401,083	7.6%
5.02	Countries rated NAIC-2	109,803	0.2%
5.03	Countries rated NAIC-3 or less	2,572	—%
		$4,513,458	7.8%

6.              Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC-1
6.01 Cayman Islands	$1,760,052	3.0%
6.02 United Kingdom	960,117	1.7%
Countries rated NAIC-2
6.03 Italy	106,882	0.2%
6.04 Kazahkstan	2,921	—%
Countries rated NAIC-3
6.05 Barbados	2,572	—%
	$2,832,544	4.9%

The accompanying notes are an integral part of these financial statements	Page 79

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

7-9.                                             Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

10.       Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	Standard Chartered PLC	1 & 2	$247,870	0.4%
10.02	BNP Paribas SA	1	156,384	0.3%
10.03	GoldenTree Credit Opportunities 2012-1 Financing, Limited	1	155,815	0.3%
10.04	Palmer Square Clo 2019-1, Ltd	1	115,052	0.2%
10.05	HSBC Holdings plc	1 & 2	114,056	0.2%
10.06	Intesa Sanpaolo S.p.A.	2	103,771	0.2%
10.07	Banco Santander, S.A.	1 & 2	96,025	0.2%
10.08	Anchorage Credit Funding 9 Ltd	1 & 2	92,402	0.2%
10.09	Anglo American plc	2	91,398	0.2%
10.10	BT Group plc	2	90,249	0.2%

11.       Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.       Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.       Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$2,379,668	4.1%
13.03	Accordia Life and Annuity Company	932,080	1.6%
13.04	First Allmerica Financial Life Insurance Company	121,501	0.2%
13.05	AIMXL 2018-1 LLC	85,162	0.1%
13.06	FEDERAL HOME LOAN BANK OF BOST	22,520	—%
13.07	WAPELLO SOLAR, LLC	13,358	—%
13.08	PUBLIC STORAGE	9,282	—%
13.09	GLOBAL CRED OPPORTUNITIES FUND	6,811	—%
13.10	AFFILIATED MANAGERS GROUP INC	6,221	—%
13.11	BROOKFIELD INFRASTRUCTURE PARTNERS LP	5,070	—%

The accompanying notes are an integral part of these financial statements	Page 80

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

14.       Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.       Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

16.       With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Residential	$287,786	0.5%
16.03	Residential	182,815	0.3%
16.04	Commercial	149,813	0.3%
16.05	Commercial	148,856	0.3%
16.06	Residential	145,362	0.3%
16.07	Commercial	133,058	0.2%
16.08	Commercial	113,052	0.2%
16.09	Commercial	108,419	0.2%
16.10	Commercial	88,318	0.2%
16.11	Commercial	86,863	0.2%

17.       Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	78,196	11,034	—	0.2%
17.02	91 to 95%	—	22,866	—	—%
17.03	81 to 90%	—	313,522	—	0.5%
17.04	71 to 80%	1,210,086	353,528	—	2.7%
17.05	below 70%	4,962,301	1,682,024	—	11.5%

18.       Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real       estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.       Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 81

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2021

(Dollars in thousands)

20.       The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.       Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

21.01	Hedging	$265,099	0.5%	$(154,085)	(0.3)%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$265,099	0.5%	$(154,085)	(0.3)%

22.       Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	20,308	—%	$20,930	$22,207	$15,334
22.02	Income generation	—	—%	—	—	—
22.03	Replications	—	—%	—	—	—
22.04	Other	—	—%	—	—	—

23.       Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$62,996	0.1%	$61,751	$53,634	$55,545
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 82

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2021

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	711,096	1.33%	711,096	1.33%
All other governments	117,927	0.22%	117,927	0.22%
U.S. states, territories and possessions, etc. guaranteed	216,228	0.40%	216,228	0.40%
U.S. political subdivisions of states, territories, and possessions, guaranteed	349,673	0.65%	349,673	0.65%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,464,490	4.60%	2,464,490	4.60%
Industrial and miscellaneous	34,006,419	63.50%	34,006,419	63.50%
Hybrid securities	169,036	0.32%	169,036	0.32%
Parent, subsidiaries and affiliates	523,832	0.98%	523,832	0.98%
Unaffiliated Bank loans	281,511	0.53%	281,511	0.53%
Total long-term bonds	38,840,212	72.53%	38,840,212	72.53%
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	49,194	0.09%	49,194	0.09%
Total preferred stocks	49,194	0.09%	49,194	0.09%
Common Stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	22,520	0.04%	22,520	0.04%
Parent, subsidiaries and affiliates Other	3,433,249	6.41%	3,433,249	6.41%
Total common stocks	3,455,769	6.45%	3,455,769	6.45%
Mortgage Loans:
Residential mortgages	2,383,452	4.45%	2,383,452	4.45%
Commercial mortgages	6,250,107	11.67%	6,250,107	11.67%
Total mortgage loans	8,633,559	16.12%	8,633,559	16.12%
Cash	94,918	0.18%	94,918	0.18%
Cash equivalents	1,042,087	1.95%	1,042,087	1.95%
Short-term investments	232,102	0.43%	232,102	0.43%
Contract loans	341,692	0.64%	341,692	0.64%
Derivatives	167,740	0.31%	167,740	0.31%
Other invested assets	338,778	0.63%	338,778	0.63%
Receivables for securities	357,242	0.67%	357,242	0.67%
Total invested assets	53,553,293	100.00%	53,553,293	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 83

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2021

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.              Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:               7

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒  No ☐ N/A ☐

2.              Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.              Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.              Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.              Provisions that permit settlements to be made less frequently than quarterly;

c.               Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.              The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

The accompanying notes are an integral part of these financial statements	Page 84

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2021

(Dollars in thousands)

4.              Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance — new for the reporting period	Yes ☒ No ☐	Fidelity Mutual Insurance	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.              Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.              Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.              Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

The accompanying notes are an integral part of these financial statements	Page 85